Exhibit 10.5



                                 AMENDMENT NO. 1
                                       TO
                          $4.3 MILLION CREDIT AGREEMENT

     THIS AMENDMENT is dated as of December 18, 2006, and relates to the $4,300,000 Credit Agreement dated as of November 22, 2006, among STANFORD INTERNATIONAL BANK LIMITED, an Antiguan banking corporation, as Lender, and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("ALHI") and REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company ("RCAC") as Borrowers (the "Agreement").

     1. Terms defined in the Credit Agreement are used herein as defined therein.

     2. Section 2.1 of the Agreement is hereby amended to increase the gross Loan amount from $4,300,000 to $5,420,000 and Exhibit "C" is hereby amended to read as set forth in the updated Exhibit "C" of even date attached hereto, which includes an advance of $1,120,000 on the date hereof to cover placement of an appeal bond in the amount of $1,100,000 on behalf of an affiliate of Borrowers, together with related expenses.

     3. The Note shall be amended and restated as of this date in the amount of $13.42 million in the form attached as amended Exhibit "B."

     4. Section 2.3 of the Agreement is hereby amended to permit use of $1,120,000 of the proceeds of the Loan for purposes of placement of an appeal bond on behalf of Borrowers' Affiliate SOUTH BEACH RESORTS, LLC, together with related expenses, as set forth on amended Exhibit "C" attached hereto.

     5. Section 2.4 of the Agreement is hereby amended to provide for execution and delivery to Lender of a Third Mortgage Modification Agreement and Future Advance Certificate (the "Third Modification") in form and substance acceptable to Lender to reflect the $1.12 million increase in the maximum Loan amount (hereafter, the Mortgage, as amended through the Third Modification, shall be referred to as the "Mortgage").

     6. ALHI's chairman, Malcolm Wright, shall execute and deliver to Lender an amended and restated Guaranty in form and substance satisfactory to Lender covering the amended maximum Loan amount of $5.45 million.

     7. Except as expressly amended herein, all terms and provisions of the Agreement shall remain in full force and effect.



                           [Signature page to follow]


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                              STANFORD  INTERNATIONAL  BANK  LIMITED



                              By:
                                  -------------------------------------


                              AMERICAN  LEISURE  HOLDINGS,  INC.



                              By: /s/ Malcolm J. Wright
                                 --------------------------------------


                              REEDY  CREEK  ACQUISITIONS  COMPANY,  LLC



                              By: /s/ Malcolm J. Wright
                                 --------------------------------------

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